CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income (loss)	$ (71,578)	$ 1,280	$ (55,880)
OTHER COMPREHENSIVE INCOME-NET OF TAX:
Unrealized gain on marketable securities	16,167	21,789	67
Defined benefit pension plan adjustment	69	31	(68)
Foreign currency translation adjustments	(1,813)	4,756	1,003
Deconsolidation of T2CN		(1,311)
Other Comprehensive Income (Loss), Net of Tax, Total	14,423	25,265	1,002
COMPREHENSIVE INCOME (LOSS)	(57,155)	26,545	(54,878)
COMPREHENSIVE LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST AND SUBSIDIARY PREFERRED SHARES	366	1,278	6,809
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO GIGAMEDIA	$ (56,789)	$ 27,823	$ (48,069)